UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 5, 2009
Date of Report (Date of earliest event reported)

China Premium Lifestyle Enterprise, Inc.
(Exact name of Registrant as specified in its charter)

Nevada	333-120807	11-3718650
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

10/F, Wo Kee Hong Building
585-609 Castle Peak Road
Kwai Chung, N.T. Hong Kong
(Address of principal executive offices)
(Zip Code)

(852) 2954-2469
Registrant’s telephone number, including area code

__________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 1.01 Entry into a Material Definitive Agreement

Reformation of Share Exchange Agreement

On May 5, 2009, the independent non-executive member of the Board of Directors of China Premium Lifestyle Enterprise, Inc., a Nevada corporation (the “Company”), approved the reformation (“Reformation”) of that certain Share Exchange Agreement dated July 15, 2006 among the Company, Fred De Luca, Corich Enterprises, Inc., a British Virgin Islands corporation (“Corich”), Herbert Adamczyk (“Adamczyk” and, together with Corich, the “Sellers”) and Technorient Limited, a Hong Kong corporation (“Technorient”) (the “Exchange Agreement”).  Under the Exchange Agreement, the Company agreed to issue to Sellers and Orient Financial Services, Ltd. (“OFS”), as a designee of the Sellers, an aggregate of 972,728 shares of the Company’s purported Series A Convertible Preferred Stock (the “Preferred Shares”) in exchange for the Sellers transferring an aggregate of 226,231 shares of the capital stock of Technorient to the Company.  Upon conversion, the purported Preferred Shares were to be convertible into 89,689,881 shares (the “Conversion Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”).

The Company has determined that: (i) the amendment to the Company’s Articles of Incorporation (the “Articles”) dated April 7, 2006, pursuant to which a class of “blank check” preferred stock was purportedly created (the “Amendment”) , is invalid and of no force or effect because the Amendment was approved by a majority of the Company’s stockholders acting by written consent in contravention of Article II, Section 10 of the Company’s By-Laws, which requires that actions taken by written consent of the Company’s stockholders be unanimous; and (ii) the Certificate of Designation dated August 16, 2006 (the “Certificate of Designation”), purportedly designating 2,000,000 shares of the Company’s purported “blank check” preferred stock as “Series A Convertible Preferred Stock,” is invalid and of no force and effect because, at the time of the filing of the Certificate of Designation, the Company’s Articles did not authorize the Company’s Board of Directors to designate the rights, preferences and privileges of the Company’s purported “blank check” preferred stock.

As a result of the foregoing, the Company determined that the Company has never been authorized to issue any shares of any class or series of preferred stock, including the Preferred Shares.

In the Reformation, effective as of the original closing date of the Exchange Agreement, the Company agreed to issue an aggregate of 89,689,881 shares of Common Stock, on a pre-Reverse Stock Split1 basis, to the Sellers and OFS in lieu of the purportedly valid Preferred Shares (and any underlying Conversion Shares), as follows:

•	67,057,843 shares of Common Stock to Corich;
•	15,423,323 shares of Common Stock to Adamczyk; and
•	7,208,715 shares of Common Stock to OFS.

On a post-Reverse Stock Split basis, the aggregate number of shares that the Company shall have agreed to issue to the Sellers and OFS above would equal 17,937,977 shares, as follows:

•	13,411,569 shares of Common Stock to Corich;
•	3,084,665 shares of Common Stock to Adamczyk; and
•	1,441,743 shares of Common Stock to OFS.

________________________
1           On December 7, 2007, the Company effectuated a one-for-five reverse stock split (the “Reverse Stock Split”) of the Company’s Common Stock.  As a result of the Reverse Stock Split, each outstanding share of the Company’s Common Stock, par value $0.001 per share, was converted into 0.20 shares of Common Stock, par value $0.005 per share.

Taking into account: (i) the number of authorized but unissued shares of Common Stock of the Company as of the Closing Date of the Exchange Agreement; and (ii) the effect of the Reverse Stock Split, the Company, the Sellers, OFS and Technorient agreed in the Reformation that the shares of Common Stock shall be deemed to have been issued to the Sellers and OFS as follows:

1.           Effective as of the Closing Date of the Exchange Agreement, the Sellers and OFS are deemed to have been issued an aggregate of 72,000,000 shares of the Company’s Common Stock (in lieu of the Preferred Shares and any underlying Conversion Shares), on a pre-Reverse Stock Split basis, as follows:

•	54,000,000 shares of Common Stock to Corich;
•	12,240,000 shares of Common Stock to Adamczyk; and
•	5,760,000 shares of Common Stock to OFS.

2.           Upon the effectiveness of and giving effect to the Reverse Stock Split, the 72,000,000 shares of pre-Reverse Stock Split Common Stock deemed to have been issued to the Sellers and OFS effective as of the Closing Date of the Exchange Agreement are deemed adjusted to an aggregate of 14,400,000 shares, as follows:

•	Corich’s shares were reduced to 10,800,000 shares of Common Stock;
•	Adamczyk’s shares were reduced to 2,448,000 shares of Common Stock; and
•	OFS’ shares were reduced to 1,152,000 shares of Common Stock.

3.           Upon the effectiveness of and giving effect to the Reverse Stock Split, the Sellers and OFS are deemed to have been issued an aggregate of 3,537,977 additional shares of the Company’s Common Stock, on a post-Reverse Stock Split basis, as follows:

•	2,611,569 shares of Common Stock to Corich;
•	636,665 shares of Common Stock to Adamczyk; and
•	289,743 shares of Common Stock to OFS.

Thus, the shares of pre-Reverse Stock Split Common Stock deemed issued to the Sellers and OFS effective as of the Closing Date of the Exchange Agreement (72,000,000), as adjusted by the Reverse Stock Split (14,400,000), plus the post-Reverse Stock Split shares of Common Stock deemed issued to the Sellers and OFS upon the effectiveness of the Reverse Stock Split (3,537,977), equals the total aggregate number of post-Reverse Stock Split shares of Common Stock the Company agreed to issue to the Sellers and OFS (17,937,977).

The Reformation was agreed to by Corich, Adamczyk, OFS and Technorient.  Richard Man Fai Lee, the Company’s Chief Executive Officer, President and Chairman, is the Executive Chairman and Chief Executive Officer of Wo Kee Hong (Holdings) Limited, a Hong Kong Stock Exchange listed company, and through Corich, the controlling shareholder of Technorient.  Adamczyk, the Company’s Chief Operating Officer and also a Director, is the Managing Director of Technorient.  Nils Ollquist, a Director, is the Managing Director and a Principal of OFS.  Due to their interest in the reformation, Messrs. Lee, Adamczyk and Ollquist abstained from participating in the discussion, consideration and vote by the Board of Directors with respect to the Reformation.

The Company is currently engaged in litigation (the “Federal Court Action”) with respect to certain other shares of the Company’s purported Series A Convertible Preferred Stock (the “Disputed Preferred Shares”) purportedly issued to Happy Emerald Limited (“HEL”) and certain shares of the Company’s Common Stock purportedly issued upon the conversion of certain of the Disputed Preferred Shares (the “Disputed Conversion Shares” and together with the Disputed Preferred Shares, the “Disputed Shares”).  On May 5, 2009, the Company filed its First Amended Complaint in the Federal Court Action.  In light of the Company’s determination that the Company has never been authorized to issue any shares of any class or series of preferred stock, including the Disputed Preferred Shares, and in addition to its other claims against HEL and the other defendants, the Company has asserted in the First Amended Complaint that all of the Disputed Shares are void and subject to cancellation and is seeking a declaration that all of the Disputed Shares are void and subject to cancellation.  It is anticipated that HEL and the other defendants will oppose the Company’s position with respect to the validity of the Disputed Shares.  The Company is unable to evaluate the likelihood of an outcome, favorable or unfavorable, to the Company with respect to the validity of the Disputed Shares at this time, or to estimate the amount or range of a possible loss.  A more detailed description of the Company’s other claims with respect to the shares purportedly issued to HEL is set forth in Part I, Item 3 (Legal Proceedings) of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008, as filed with the United States Securities and Exchange Commission on March 31, 2009.

Item 9.01 Financial Statements and Exhibits

 (d)           Exhibits

Exhibit 10.1             Reformation of Share Exchange Agreement, dated May 5, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHINA PREMIUM LIFESTYLE ENTERPRISE, INC.

Dated: May 11, 2009	By:	/s/ Richard Man Fai Lee
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Reformation of Share Exchange Agreement, dated May 5, 2009